EQUITABLE ACCUMULATOR(SM)
                                              Combination Variable and Fixed
[EQUITABLE LOGO]                              Deferred Annuity Enrollment Form
                                              under Group Annuity Contract No.
                                              AC6725 (Non-Qualified), AC6727
                                              (Qualified) and Application for
                                              Individual Contract

THE EQUITABLE LIFE ASSURANCE SOCIETY OF
THE UNITED STATES
1290 Avenue of the Americas,
New York, New York 10104                      FOR ASSISTANCE CALL (888) 517-9900
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.   TYPE OF CONTRACT
     SUBJECT TO STATE AVAILABILITY
--------------------------------------------------------------------------------

|_| Non-Qualified (NQ)      |_| Traditional IRA   |_| Roth IRA
|_| Qualified Plan - Defined Contribution (DC)
|_| Qualified Plan - Defined Benefit (DB)
|_| Tax Sheltered Annuity (TSA) - ERISA
|_| Tax Sheltered Annuity (TSA) - Non-ERISA


--------------------------------------------------------------------------------
2. OWNER FOR IRA CERTIFICATES/CONTRACTS, OWNER AND ANNUITANT MUST BE THE SAME PERSON
--------------------------------------------------------------------------------

  |_| Individual          |_| Trustee (for an individual)        |_| Custodian*
  |_| Qualified Plan Trustee - DC (Forms IM-97-ERISA 1 and IM-97-QP must be completed)
  |_| Qualified Plan Trustee - DB (Forms IM-97-ERISA 1 and IM-97-QP must be completed)


_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|      _____/_____/_____
Name (First, Middle, Last)                              Date of Birth
                                                        (Month/Day/Year)

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|      _____-_____-___________
Address (Street, City, State, Zip Code)                 Social Security No./TIN

_|_|_|_|_|_|_|_|_|_|  _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    |_| Male     |_| Female
Home Phone Number     Office Phone Number

* As Custodian under the ________ (state) Uniform Gifts to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA). Please note if issued under UGMA or UTMA, the beneficiary named in section 5 must be the Estate of the Annuitant.


--------------------------------------------------------------------------------
3.   JOINT OWNER  (OPTIONAL FOR NQ CERTIFICATES/CONTRACTS)
--------------------------------------------------------------------------------

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|      _____/_____/_____
Name (First, Middle, Last)                              Date of Birth
                                                        (Month/Day/Year)

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|      _____-_____-___________
Address (Street, City, State, Zip Code)                 Social Security No.

_|_|_|_|_|_|_|_|_|_|  _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    |_| Male     |_| Female
Home Phone Number     Office Phone Number


--------------------------------------------------------------------------------
4.   ANNUITANT  IF OTHER THAN OWNER
--------------------------------------------------------------------------------

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|      _____/_____/_____
Name (First, Middle, Last)                              Date of Birth
                                                        (Month/Day/Year)

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|      _____-_____-___________
Address (Street, City, State, Zip Code)                 Social Security No./TIN

_|_|_|_|_|_|_|_|_|_|  _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    |_| Male     |_| Female
Home Phone Number     Office Phone Number

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Owner


--------------------------------------------------------------------------------
5. BENEFICIARY(IES) IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.
   IF ADDITIONAL SPACE IS NEEDED USE SECTION 12.
--------------------------------------------------------------------------------

PRIMARY

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    _|_|_|_|_|_|_|_|_|_|_|_|_|_|_        _|_|_
Name (First, Middle, Last)          Relationship to Annuitant                %

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    _|_|_|_|_|_|_|_|_|_|_|_|_|_|_        _|_|_
Name (First, Middle, Last)          Relationship to Annuitant                %

CONTINGENT

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    _|_|_|_|_|_|_|_|_|_|_|_|_|_|_        _|_|_
Name (First, Middle, Last)          Relationship to Annuitant                %

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    _|_|_|_|_|_|_|_|_|_|_|_|_|_|_        _|_|_
Name (First, Middle, Last)          Relationship to Annuitant                %


--------------------------------------------------------------------------------
REGULAR MAIL:                     EXPRESS MAIL:
EQUITABLE ACCUMULATOR,            EQUITABLE ACCUMULATOR,
P.O. Box 13014,                   c/o First Chicago National Processing Center,
Newark, N.J. 07188-0014           300 Harmon Meadow Boulevard, 3rd Floor,
                                  Attn: Box 13014,
                                  Secaucus, N.J. 07094


APP-97-1 (1/99)

--------------------------------------------------------------------------------
6.   INITIAL CONTRIBUTION INFORMATION
--------------------------------------------------------------------------------

     TOTAL INITIAL CONTRIBUTION: $______________________


--------------------------------------------------------------------------------
7.   METHOD OF PAYMENT
--------------------------------------------------------------------------------

NQ:   |_| Check payable to Equitable Life      |_| Wire       |_| 1035 Exchange
QUALIFIED PLAN:    |_| Check payable to Equitable Life     |_| Wire
TRADITIONAL IRA:   |_| Direct rollover from qualified plan or TSA
                   |_| Direct transfer from other Traditional IRA
                   |_| Rollover from Traditional IRA
ROTH IRA: |_| Conversion rollover from Traditional IRA
          |_| Direct transfer from other Roth IRA
          |_| Rollover from Roth IRA
TSA:      |_| Direct 90-24 transfer from another carrier*
          |_| Rollover by check**
          |_| Direct rollover from another carrier*

 * If this is an inbound direct transfer or direct rollover, you must also complete the TSA Transfer/Rollover Form (No. 127760).
** If this is a rollover by check, your signature on this enrollment form/application certifies that this is an eligible rollover distribution from another TSA or 403(b) custodial account.


--------------------------------------------------------------------------------
8. BASEBUILDER(R) GUARANTEE ELECTION YOU MUST ANSWER A AND B EVEN IF YOU DO Not ELECT
   BASEBUILDER. PLEASE REFER TO ENROLLMENT FORM/APPLICATION INSTRUCTIONS
   BEFORE COMPLETING
--------------------------------------------------------------------------------

A. Would you like to elect the baseBUILDER which includes a combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit?
   |_| Yes      |_| No

B. Which Guaranteed Minimum Death Benefit would you like to elect?
   |_| 5% Roll Up to Age 80           |_| Annual Ratchet to Age 80


--------------------------------------------------------------------------------
9. SYSTEMATIC WITHDRAWALS (OPTIONAL) NOT AVAILABLE FOR TSA
   CERTIFICATES/CONTRACTS OR IF SPECIAL DOLLAR COST AVERAGING IS ELECTED. FOR IRA CERTIFICATES/CONTRACTS, AVAILABLE ONLY IF YOU ARE AGE 59 TO 70.
   OTHER WITHDRAWAL OPTIONS ARE AVAILABLE FOR IRA AND TSA
   CERTIFICATES/CONTRACTS.
--------------------------------------------------------------------------------

FREQUENCY:   |_| Monthly   |_| Quarterly   |_| Annually
             Start Date: ____________ (Month, Day)

AMOUNT OF WITHDRAWAL:  $_______________ or _______________%

WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

A. |_| I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)
B. |_| I want to have Federal income tax withheld from each payment.


--------------------------------------------------------------------------------
10.  SUCCESSOR OWNER  (OPTIONAL FOR NQ/CONTRACTS) AVAILABLE ONLY
     IF THE OWNER AND ANNUITANT ARE DIFFERENT PERSONS
--------------------------------------------------------------------------------

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|      _____/_____/_____
Name (First, Middle, Last)                              Date of Birth
                                                        (Month/Day/Year)

                                                        |_| Male   |_| Female

_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|      _____-_____-___________
Address (Street, City, State, Zip Code)                 Social Security No./TIN


--------------------------------------------------------------------------------
11.  SUITABILITY
--------------------------------------------------------------------------------

A.   Did you receive the EQUITABLE ACCUMULATOR prospectus?    |_| Yes    |_| No

___________________________________  __________________________________________
Date of Prospectus                   Date(s) of any Supplement(s) to Prospectus

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the
     Certificate/Contract applied for will be issued?    |_| Yes       |_| No

     If Yes, complete the following:

____________________           ____________________           ________________
Year Issued                    Type of Plan                   Company

___________________________________
Certificate/Contract Number


C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)

__________________________________             ____________________________
Employer's Name & Address                      Owner's Occupation

__________________________________             ____________________________
Estimated Annual Family Income                 Estimated Net Worth

Investment Objective:     |_| Income   |_| Income & Growth   |_| Growth
                          |_| Aggressive Growth   |_| Safety of Principal

Is Owner or Annuitant associated with or employed by a member of the NASD? |_| Yes |_| No


--------------------------------------------------------------------------------
12.  SPECIAL INSTRUCTIONS
--------------------------------------------------------------------------------

_______________________________________________________________________________
_______________________________________________________________________________


APP-97-1 (1/99)                                              ACCUMULATOR page 2

--------------------------------------------------------------------------------
13. ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C
    PLEASE REFER TO ENROLLMENT FORM/APPLICATION INSTRUCTIONS BEFORE COMPLETING
--------------------------------------------------------------------------------

                                                 (1) GUARANTEE PERIODS (GIROS)
     =======================================
     A. |_| SELF-DIRECTED ALLOCATION          (105) February 15, 2000........             %
                                                                             -------------
     Allocate initial contribution between    (106) February 15, 2001........             %
                                                                             -------------
     "(1) GUARANTEE PERIODS" and              (107) February 15, 2002........             %
                                                                             -------------
     "(2) INVESTMENT FUNDS."  The             (108) February 15, 2003........             %
                                                                             -------------
     total of (1) and (2) must equal 100%.    (109) February 15, 2004........             %
                                                                             -------------
     =======================================  (110) February 15, 2005........             %
                                                                             -------------
                                              (111) February 15, 2006........             %
                                                                             -------------
     =======================================  (112) February 15, 2007........             %
     B. |_| PRINCIPAL ASSURANCE                                               -------------
                                              (113) February 15, 2008........             %
     Under Principal Assurance, an                                            -------------
                                              (114) February 15, 2009........             %
     amount is allocated to a Guarantee                                       -------------

     Period so that its maturity value                                                   SUBTOTAL............             % (1)
                                                                                                              ------------
     will equal the initial contribution                   (2) INVESTMENT FUNDS
                                                               ----------------
     in the year selected.                    (087) Alliance Money Market......................                 %
                                                                                               -----------------
      SELECT MATURITY YEAR:                   (082) Alliance High Yield........................                 %
                                                                                               -----------------
     |_| 2006  |_| 2007  |_| 2008  |_| 2009   (084) Alliance Common Stock......................                 %
                                                                                               -----------------
                                              (086) Alliance Aggressive Stock..................                 %
                                                                                               -----------------
     Allocate the remaining amount of         (083) Alliance Small Cap Growth..................                 %
                                                                                               -----------------
     the initial contribution only to         (274) BT Equity 500 Index........................                 %
                                                                                               -----------------
     "(2) INVESTMENT FUNDS."  The             (275) BT Small Company Index.....................                 %
                                                                                               -----------------
     total must equal 100%.                   (276) BT International Equity Index..............                 %
                                                                                               -----------------
     =======================================  (273) JPM Core Bond..............................                 %
                                                                                               -----------------
     =======================================  (271) Lazard Large Cap Value.....................                 %
     C. |_| SPECIAL DOLLAR COST                                                                -----------------
            AVERAGING                         (272) Lazard Small Cap Value.....................                 %
                                                                                               -----------------
     The initial contribution is allocated    (268) Merrill Lynch World Strategy...............                 %
                                                                                               -----------------
     to the Special Dollar Cost Averaging     (269) Merrill Lynch Basic Value Equity...........                 %
                                                                                               -----------------
     Account and will be credited with        (266) MFS Research...............................                 %
                                                                                               -----------------
     interest at the rate in effect on the    (279) MFS Growth with Income.....................                 %
                                                                                               -----------------
     Transaction Date.  Thereafter,           (267) MFS Emerging Growth Companies..............                 %
                                                                                               -----------------
     amounts are transferred monthly          (270) Morgan Stanley Emerging Markets Equity.....                 %
                                                                                               -----------------
     over a twelve month period from          (297) EQ/Evergreen...............................                 %
                                                                                               -----------------
     the Special Dollar Cost Averaging        (298) EQ/Evergreen Foundation....................                 %
                                                                                               -----------------
     Account to the Investment Funds          (261) EQ/Putnam Growth & Income Value............                 %
                                                                                               -----------------
     based on the percentages you indicate    (262) EQ/Putnam Investors Growth.................                 %
                                                                                               -----------------
     under "(2) INVESTMENT FUNDS."            (265) EQ/Putnam International Equity.............                 %
                                                                                               -----------------
     In states where the Special Dollar                                                       SUBTOTAL...........            % (2)
                                                                                                                   -----------
     Cost Averaging Account is currently                                                            TOTAL..............100%

     not available, the initial

     contribution is allocated to the

     Alliance Money Market Fund and

     transferred monthly to the other

     Investment Funds you have selected.

     The total percentage must equal

     100%.
     =======================================

-----------------------------------------------------------------------------------------------------------------------------------
     |_| REBALANCING* Your Annuity Account Value in the Investment Funds will be periodically re-adjusted according to the
         allocation percentages you indicate above. SELECT REBALANCING FREQUENCY: |_| Quarterly |_| Semi-Annually |_| Annually
-----------------------------------------------------------------------------------------------------------------------------------

     *This program may not be elected if you choose Special Dollar Cost Averaging.


APP-97-1 (1/99)                                              ACCUMULATOR page 3

--------------------------------------------------------------------------------
14.  AGREEMENT
--------------------------------------------------------------------------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. If I have elected the baseBUILDER, I understand that (1) the interest rate used for baseBUILDER does not represent a guarantee of my Annuity Account Value or cash value, and (2) if I subsequently exercise the baseBUILDER Guaranteed Minimum Income Benefit, it must be in the form of a lifetime income. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X  _____________________________   __________     _____________________________
Proposed Annuitant's Signature     Date           Signed at: City, State

X  _____________________________   __________     _____________________________
Proposed Owner's Signature         Date           Signed at: City, State
(If other than Annuitant)

X  _____________________________   __________     _____________________________
Proposed Joint Owner's Signature   Date           Signed at: City, State
(If other than Annuitant)


          (OREGON AND VIRGINIA RESIDENTS READ THE ABOVE AND SIGN ABOVE,
           ALL OTHER RESIDENTS READ ABOVE AND BELOW AND SIGN BELOW.)

ARKANSAS/KENTUCKY/NEW MEXICO: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACT OWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE. EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES INCORPORATED (EQ). AXA-UAP, AN INSURANCE HOLDING COMPANY, IS EQ'S LARGEST SHAREHOLDER. NEITHER EQ NOR AXA-UAP HAS ANY RESPONSIBILITY FOR THE INSURANCE OBLIGATIONS OF EQUITABLE LIFE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

OHIO: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN ENROLLMENT FORM OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

X  _____________________________   __________     _____________________________
Proposed Annuitant's Signature     Date           Signed at: City, State

X  _____________________________   __________     _____________________________
Proposed Owner's Signature         Date           Signed at: City, State
(If other than Annuitant)

X  _____________________________   __________     _____________________________
Proposed Joint Owner's Signature   Date           Signed at: City, State
(If other than Annuitant)

Do you have reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the
Annuitant?      |_| Yes |_| No

Florida License ID No(s). ________________________________________

_______________________________________________________________________________
Registered Representative Signature           Print Name & No. of Registered
                                              Representative

_______________________________________________________________________________
Registered Representative Soc. Sec. No.       Client Account No.

______________________________________________________
Broker-Dealer/Branch


APP-97-1 (1/99)                                              ACCUMULATOR page 4